UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2024

Inhibrx Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-42031	99-0613523
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11025 N. Torrey Pines Road, Suite 140

La Jolla, CA 92037

(Address of principal executive offices, including zip code)

(858) 795-4220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	INXB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry Into a Material Definitive Agreement

On May 29, 2024, Inhibrx, Inc., a Delaware corporation (“RemainCo”), completed the distribution of 92% of the issued and outstanding shares of common stock of its subsidiary, Inhibrx Biosciences, Inc., a Delaware corporation (the “Company”), to holders of shares of RemainCo’s common stock as of the distribution record date of May 17, 2024, on a pro rata basis (the “Distribution”), at a ratio of one share of the Company’s common stock for every four shares of RemainCo’s issued and outstanding common stock held on the distribution record date.

Issuance of Warrants

In connection with the Distribution, and pursuant to the terms of RemainCo’s pre-funded warrants to purchase shares of RemainCo’s common stock at a per share exercise price of $0.0001 (the “RemainCo 2023 Warrants”), the Company issued warrants to purchase up to an aggregate of 991,849 shares of the Company’s shares of common stock (the “Warrants”) to the holders of the outstanding RemainCo 2023 Warrants. The Warrants have a per share exercise price of $0.0001, subject to proportional adjustments in the event of stock splits or combinations or similar events. The Warrants will not expire until exercised in full. Each Warrant will be exercisable, at the option of the holder of such Warrant, in whole or in part, by delivering to the Company a duly executed exercise notice accompanied by either (a) payment in full for the number of shares of the Company’s common stock purchased upon such exercise or (b) through a cashless exercise, in which case the holder will receive upon such exercise the net number of shares of the Company’s common stock determined according to a formula set forth in the Warrant. The Warrants may not be exercised if the aggregate number of shares of the Company’s common stock beneficially owned by the holder thereof immediately following such exercise would exceed a specified beneficial ownership limitation (4.99%/9.99%/19.99%); provided, however, that a holder may increase or decrease its beneficial ownership limitation by giving 61 days’ notice to the Company, but not to any percentage in excess of 19.99%. The holders of the Warrants, in such capacity, do not have the rights or privileges of the holders of the Company’s shares of common stock, including any voting rights, until such holders exercise their Warrants.

In the event of a rights offering, holders of the Warrants shall be entitled to acquire the rights that such holders could have acquired if they had held the number of shares of the Company’s common stock acquirable upon the complete exercise of the Warrants immediately before the applicable record date. Similarly, in the event of a pro rata distribution, holders of the Warrants shall be entitled to participate in such distribution to the same extent that such holders would have participated therein if they had held the number of shares of Company’s common stock acquirable upon complete exercise of the Warrants immediately before the date of which record is taken for such distribution. In the event of a fundamental transaction, holders of the Warrants will be entitled to receive upon the subsequent exercise of the Warrants the kind and amount of securities, cash or other property that such holders would have received had they exercised the Warrants immediately prior to such fundamental transaction. A fundamental transaction, as described in the Warrants, will generally include (i) any merger or consolidation of the Company with or into another person, (ii) any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of the Company’s assets in one or a series of related transactions effected by the Company or any of the Company’s subsidiaries, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another person) pursuant to which holders of the Company’s common stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding shares of common stock, (iv) any reclassification, reorganization or recapitalization of the Company’s common stock or any compulsory share exchange pursuant to which the Company’s common stock is effectively converted into or exchanged for other securities, cash or property, or (v) the consummation of a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another person or group of persons whereby such other person or group acquires securities representing more than 50% of the aggregate voting power of the issued and outstanding of the Company’s equity securities.

Subject to applicable laws, a Warrant may be transferred at the option of the holder of such Warrant upon surrender of the Warrant to the Company together with the appropriate instruments of transfer.

The above description is qualified in its entirety by reference to the form of Warrant, which is attached as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Registration Rights Agreement

On May 29, 2024, the Company entered into a registration rights agreement (the “Registration Rights Agreement”), with certain investors, including the holders of the Warrants, pursuant to which the Company will prepare and file, no later than ten business days after the Distribution (the “Filing Deadline”), one or more registration statements with the U.S. Securities and Exchange Commission (the “SEC”) to register for resale the shares of the Company’s common stock beneficially owned by the parties to the Registration Rights Agreement, including the shares of the Company’s common stock issuable upon exercise of the Warrants (the “Registrable Securities”), and cause the applicable registration statements to become effective within a specified period after the Filing Deadline (the “Effectiveness Deadline”). The Company has agreed to use its best efforts to keep such registration statement effective until the earlier of (i) the third anniversary of the date the initial registration statement is declared effective or (ii) the date all Registrable Securities (assuming cashless exercise of the Warrants) may be sold pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), without being subject to any volume, manner of sale or publicly available information requirements. In the event the registration statement has not been filed by the Filing Deadline or has not been declared effective by the SEC by the Effectiveness Deadline, subject to certain limited exceptions, the Company has agreed to make pro rata payments to each party to the Registration Rights Agreement as liquidated damages in an amount equal to 1.0% of such party’s Subscription Amount, as defined in the Registration Rights Agreement, per 20-day period or pro rata for any portion thereof for each such 20-day period during which such event continues, subject to certain caps set forth in the Registration Rights Agreement. The Registration Rights Agreement also provides that the Company will pay certain expenses of these holders relating to such registrations and indemnify them against certain liabilities which may arise under the Securities Act.

The above description is qualified in its entirety by reference to the Registration Rights Agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Indemnification Agreement

On May 29, 2024, the Company entered into an indemnification agreement with each of the Company’s directors and executive officers. The indemnification agreements provide that the Company will indemnify each of the Company’s directors and executive officers to the fullest extent permitted by (i) law and (ii) each of the Company’s Amended & Restated Certificate of Incorporation and the Company’s Amended & Restated Bylaws.

The above description is qualified in its entirety by reference to the form of indemnification agreement, which is attached as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Transition Services Agreement

On May 29, 2024, the Company entered into a transition services agreement with RemainCo pursuant to which the Company will provide RemainCo certain services, access to systems and other assistance on a transitional basis for a limited time to ensure an orderly transition following the Distribution. RemainCo will pay the Company for any such services received by the Company at agreed amounts as set forth in the transition services agreement.

The above description is qualified in its entirety by reference to the transition services agreement, which is attached as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure regarding the issuance of the Warrants set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.

On May 29, 2024, the Company issued 1,838 shares of common stock to Oxford Finance LLC in a private placement transaction exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to the terms of RemainCo’s warrants to purchase 7,354 shares of RemainCo’s shares of common stock at a per share exercise price of $17.00 (subject to adjustment) issued by RemainCo in 2020.

Item 3.03 Material Modification to Rights of Securityholders.

The information set forth under Item 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Compensatory Arrangements of Certain Officers.

On May 30, 2024, following the consummation of the merger of RemainCo with a wholly owned indirect subsidiary of Sanofi, the Company entered into an employment agreement with each of its named executive officers, Mark P. Lappe, Brendan P. Eckelman, Ph.D. and Kelly D. Deck, C.P.A. (each, an “executive”). In addition, each executive entered into a Proprietary Information and Inventions Assignment Agreement obligating the executive to refrain from disclosing any of the Company’s proprietary information received during the course of employment and to assign to the Company any inventions conceived or developed during the course of employment.

Under their employment agreements, Mr. Lappe, Dr. Eckelman and Ms. Deck, respectively, are entitled to an annual base salary of $695,250, $535,600 and $460,100, and are eligible to receive an annual bonus of up to 60%, 45% and 45%, of their then-current base salary based on the achievement of certain corporate goals.

The employment agreements provide for the following severance payments upon termination by the Company without Cause (as defined below), or by the executive for Good Reason (as defined below): (i) payment of the executive’s then-current base salary for a period of 12 months following termination; (ii) acceleration of unvested equity awards that would have vested during the 12 months following the date of termination; and (iii) continued coverage under the Company’s group health insurance plan with the cost of such coverage shared in the same relative proportion by the Company and the executive as in effect on their last day of employment until the earlier of 12 months from termination or the date the executive becomes eligible for medical benefits with another employer. The agreements further provide that upon termination by the Company without Cause or by the executive for Good Reason within a period of one year following a Change of Control (as defined below), or 90 days preceding the earlier to occur of a Change of Control or the execution of a definitive agreement the consummation of which would result in a Change of Control, the executive would be entitled to receive: (i) a lump sum payment equal to 18 months of the executive’s then-current base salary; (ii) a lump sum payment equal to 1.5 times the target bonus for the year of termination; (iii) acceleration of all unvested equity awards as of the date of termination; and (iv) continued coverage under the Company’s group health insurance plan with the cost of such coverage shared in the same relative proportion by the Company and the executive as in effect on their last day of employment until the earlier of 18 months from termination or the date the executive becomes eligible for medical benefits with another employer. Payment in each case would be subject to the executive’s execution of a release satisfactory to the Company following such termination. In addition, if the executive’s employment terminated as a result of disability or death, they would be entitled to receive a pro-rated target bonus for the period during which the executive was employed in the year of termination.

The following definitions apply to the severance terms under each executive’s employment agreement:

“Cause” means (i) the executive’s conviction of (A) a felony or (B) any misdemeanor involving moral turpitude, deceit, dishonesty or fraud; (ii) the executive’s willful failure or refusal to comply with lawful directions of such executive’s supervisor, which failure or refusal continues for more than five business days after written notice is given to the executive by such executive’s supervisor, which notice sets forth in reasonable detail the nature of such failure or refusal; (iii) willful and material breach by the executive of a material written Company policy applicable to the executive or the executive’s covenants and/or obligations under his or her employment agreement, provided that the breach is not cured within five business days; and/or (iv) misconduct by the executive that materially damages the Company or any of the Company’s affiliates.

“Good Reason” means (i) relocation of the executive’s principal business location to a location more than 30 miles from the executive’s then-current business location; (ii) a material diminution in the executive’s duties, authority or responsibilities; (iii) a material reduction in the executive’s base salary; or (iv) willful and material breach by the Company or the Company’s covenants and/or obligations under the executive’s employment agreement.

“Change of Control” means the occurrence of any of the following events: (i) any person (as such term is used in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended) becomes the beneficial owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company, or any affiliate, parent or subsidiary of the Company, or by any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions; (ii) a merger or consolidation of the Company other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; (iii) the Company’s stockholders approve an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets; or (iv) a change in the composition of the Company’s board of directors, as a result of which fewer than a majority of the directors are incumbent directors.

The above description is qualified in its entirety by reference to each employment agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2024.

Effective on May 30, 2024, the Company adopted a new form of option award agreement under the Inhibrx Biosciences, Inc. 2024 Omnibus Incentive Plan, the form of which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated into this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 29, 2024, in connection with the anticipated completion of the Distribution, the Company (a) filed with the Secretary of State of the State of Delaware the Amended & Restated Certificate of Incorporation and (b) adopted the Amended & Restated Bylaws, each of which is described in the Information Statement relating to the Distribution that was included in the Company’s registration statement on Form 10 that the Company filed with the SEC and which was declared effective on May 24, 2024.

The above description is qualified in its entirety by reference to the Amended & Restated Certificate of Incorporation and the Amended & Restated Bylaws, which are attached as Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and are incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

After giving effect to the Distribution, the shares of the Company’s common stock that were retained by RemainCo in connection with the Distribution and the private placement described in Item 3.02 of this Current Report on Form 8-K, as of May 30, 2024, the Company had 14,475,904 shares of its common stock issued and outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
3.1	Amended & Restated Certificate of Incorporation of Inhibrx Biosciences, Inc.

3.2	Amended & Restated Bylaws of Inhibrx Biosciences, Inc.

4.1	Form of Warrant to Purchase Stock (incorporated by reference to Exhibit 4.1 of Inhibrx Biosciences, Inc.’s Registration Statement on Form 10 (File No 001-42031) filed on May 15, 2024).

10.1^*	Registration Rights Agreement, dated as of May 29, 2024, by and among Inhibrx Biosciences, Inc. and the parties thereto.

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.2 of Inhibrx Biosciences, Inc.’s Registration Statement on Form 10 (File No 001-42031) filed on May 15, 2024).

10.3^*	Transition Services Agreement, dated as of May 29, 2024, by and between Inhibrx Biosciences, Inc. and Inhibrx, Inc.

10.4	Form of Stock Option Grant Notice under the 2024 Omnibus Incentive Plan.

104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

^            Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally to the SEC a copy of any omitted exhibits or schedules upon request.

*            Pursuant to Item 601(a)(6) of Regulation S-K, certain information from this exhibit have been redacted as their disclosure would constitute a clearly unwarranted invasion of personal privacy.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements about the Company’s obligations following the Distribution and the Merger (collectively, and together with any related transactions, the “transactions”), which involve substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, among other things, disruption from the transactions making it more difficult to maintain business and operational relationships; risks related to diverting management’s attention from the Company’s ongoing business operation; negative effects of the consummation of the transactions on the market price of the Company’s shares of common stock and/or operating results; significant transaction costs; risks associated with the discovery of unknown liabilities prior to or after the closing of the transactions; the risk of litigation and/or regulatory actions related to the transactions or the Company’s business; other business effects and uncertainties, including the effects of industry, market, business, economic, political or regulatory conditions; the conflicts in the Ukraine and the Middle East; future exchange and interest rates; changes in tax and other laws, regulations, rates and policies; and future business combinations or disposals. Important factors, risks and uncertainties that could cause actual results to differ materially from such forward looking statements also include but are not limited to the initiation, timing, progress and results of the Company’s research and development programs as well as the Company’s preclinical studies and clinical trials; the Company’s ability to advance therapeutic candidates into, and successfully complete, clinical trials; the Company’s interpretation of initial, interim or preliminary data from the Company’s clinical trials, including interpretations regarding disease control and disease response; the timing or likelihood of regulatory filings and approvals, including whether any product candidate, receives approval from the FDA, or similar regulatory authority, for an accelerated approval process; the commercialization of the Company’s therapeutic candidates, if approved; the pricing, coverage and reimbursement of the Company’s therapeutic candidates, if approved; the Company’s ability to utilize its technology platform to generate and advance additional therapeutic candidates; the implementation of the Company’s business model and strategic plans for the Company’s business and therapeutic candidates; the Company’s ability to successfully manufacture its therapeutic candidates for clinical trials and commercial use, if approved; the Company’s ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the scope of protection the Company is able to establish and maintain for intellectual property rights covering its therapeutic candidates; the Company’s ability to enter into strategic partnerships and the potential benefits of such partnerships; the Company’s estimates regarding expenses, capital requirements and needs for additional financing; the ability to raise funds needed to satisfy its capital requirements, which may depend on financial, economic and market conditions and other factors, over which the Company may have no or limited control; the Company’s financial performance; the Company’s and its third party partners’ and service providers’ ability to continue operations and advance the Company’s therapeutic candidates through clinical trials and the ability of the Company’s third party manufacturers to provide the required raw materials, antibodies and other biologics for the Company’s preclinical research and clinical trials in light of current market conditions or any pandemics, regional conflicts, sanctions, labor conditions, geopolitical events, natural disasters or extreme weather events; the ability to retain the continued service of the Company’s key professionals and to identify, hire and retain additional qualified professionals; and developments relating to the Company’s competitors and its industry; and other risks described from time to time in the “Risk Factors” section of its filings with the U.S. Securities and Exchange Commission, including those described in its Information Statement attached to the Company’s Current Report on Form 8-K as filed with the SEC on May 24, 2024. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the Company undertakes no obligation to update these statements to reflect events that occur or circumstances that exist after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 30, 2024

INHIBRX BIOSCIENCES, INC.

By:	/s/ Kelly Deck
Name: Kelly Deck
Title: Chief Financial Officer and Treasurer

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